Sub-Item 77E
Legal Proceedings
333-33978, 811-09885

Legal Proceedings information is incorporated herein by reference to the Notes to Financial Statements of the Janus Adviser Series Semiannual Report to
Shareholders, filed on Form N-CSRS on March 29, 2004, accession number 0001110822-04-000002(File No. 811-09885).